GO ONLINE NETWORKS CORPORATION
                             A DELAWARE CORPORATION
                             CONSULTING  AGREEMENT

     This Consulting Agreement (this "Agreement"), made and entered into as of this 10th day of May, 2000 by and between Go Online Networks Corporation, a Delaware corporation ("GONT" or the "Company") and Nathan Wolfstein, an individual (the "Consultant").

                                 RECITALS

     WHEREAS, from June 10, 1999 to the date hereof, Consultant has been rendering services to GONT without compensation;

     WHEREAS, GONT desires to herein compensate Consultant for past services rendered, as well as to engage the consulting services of Consultant for a limited period of time into the future; and

     WHEREAS,  Consultant  wishes  to  provide  GONT  with  consulting services.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto hereby agree as follows:

1.     CONSULTING  SERVICES

     GONT hereby authorizes, appoints and engages the Consultant to perform the following services in accordance with the terms and conditions set forth in this
Agreement:

     Services related to the divestiture of Auctionomics, Inc. from GONT, including but not limited to contacting and transferring relationships with vendors, suppliers, and customers, and other services as mutually agreed upon relating to GONT's ongoing auction-related business, if any.

2.     TERM  OF  AGREEMENT

     This Agreement shall be in full force and effect as of the date hereof and shall remain in effect for a period of three months.

3.     COMPENSATION  TO  CONSULTANT

As consideration for the past services rendered to the Company and for the services described herein, the Company shall cause to be issued to Consultant an aggregate of 250,000 shares of "restricted" common stock of GONT. Within ten
(10) days of the date hereof, GONT shall cause the shares to be registered on Form S-8, and thus become free-trading, and shall deliver the shares to Consultant.


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4.     REPRESENTATIONS  AND  WARRANTIES  OF  CONSULTANT

     Consultant  represents  and  warrants  to  and  agrees  with  GONT  that:

a. This Agreement has been duly authorized, executed and delivered by Consultant. This Agreement constitutes the valid, legal and binding obligation of Consultant, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by applicable federal or state securities laws, and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditor's rights generally.

b. The consummation of the transactions contemplated hereby will not result in any breach of the terms or conditions of, or constitute a default under, any agreement or other instrument to which Consultant is a party, or violate any order, applicable to Consultant, of any court or federal or state regulatory body or administrative agency having jurisdiction over Consultant or over any of its property, and will not conflict with or violate the terms of Consultants's current employment.

c. The parties hereto acknowledge and agree that GONT shall have the right to refuse any course of action proposed by Consultant and to refuse any customer or sale identified by Consultant or any other source.

d. Consultant acknowledges that, prior to the filing by the Company of a Form S-8, the GONT Shares will be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144")), that the shares will contain a restrictive legend, and, except as otherwise set forth in this Agreement, that the shares cannot be sold for a period of one year from the date of issuance unless registered with the SEC and qualified by appropriate state securities regulators, or unless Consultant obtains written consent from the Company and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

5.     REPRESENTATIONS  AND  WARRANTIES  OF  GONT

     GONT hereby represents, warrants, covenants to and agrees with Consultant that:

a.     This  Agreement  has  been  duly  authorized, and executed by GONT.  This
Agreement constitutes the valid, legal and binding obligation of GONT, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by applicable federal or state securities laws, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditor's rights generally.

b. There is not now pending or, to the knowledge of GONT, threatened, any action, suit or proceeding to which GONT is a party before or by any court or governmental agency or body which might result in a material adverse change in the financial condition of GONT. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach of the terms or conditions of, or constitute a default under, any statute, indenture, mortgage or other material Agreement or instrument to which GONT is a party, or violate any order, applicable to GONT, or governmental agency having jurisdiction over GONT or over any of its property.

6.     INDEPENDENT  CONTRACTOR

     Both GONT and the Consultant agree that the Consultant will act as an independent contractor in the performance of his duties under this Agreement. Nothing contained in this Agreement shall be construed to imply that Consultant, or any employee, agent or other authorized representative of Consultant, is a partner, joint venturer, agent, officer or employee of GONT. Neither party hereto shall have any authority to bind the other in any respect vis a vis any third party, it being intended that each shall remain an independent contractor and responsible only for its own actions.

7.     NOTICES

     Any notice, request, demand, or other communication given pursuant to the terms of this Agreement shall be deemed given upon delivery, if hand delivered or sent via facsimile, or Forty-Eight (48) hours after deposit in the United States mail, postage prepaid, and sent certified or registered mail, return receipt requested, correctly addressed to the addresses of the parties indicated below or at such other address as such party shall in writing have advised the other party.

     To  GONT:

     Go  Online  Networks  Corporation
     5681  Beach  Boulevard,  Suite  101
     Buena  Park,  CA  90621
     Attn:  Joe  Naughton
     Facsimile  (714)  994-3242

with  a  copy  to:

     Cutler  Law  Group
     610  Newport  Center  Drive,  Suite  800
     Newport  Beach,  CA  92660
     Attn:  M.  Richard  Cutler,  Esq.
     Facsimile  (949)  719-1988


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     To  Consultant:

     Nathan  Wolfstein
     18226  Ventura  Boulevard,  Unit  103
     Tarzana,  CA  91356
     Facsimile  (818)  343-7119

8.     ASSIGNMENT

This contract shall inure to the benefit of the parties hereto, their heirs, administrators and successors in interest. This Agreement shall not be assignable by either party hereto without the prior written consent of the other.

9.     CHOICE  OF  LAW  AND  VENUE

     This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws. Any action brought by any party hereto shall be brought within the State of California, County of Orange.

10.     NONDISCLOSURE

     Each party hereto agrees to keep the terms of this Agreement and the transactions contemplated hereby as confidential and shall not disclose such information to any third party, other than professional advisors utilized to negotiate and consummate the transactions contemplated hereby. The parties hereto agree that in the event there is a breach of the foregoing confidentiality provision, the damage to the parties hereto would be difficult to estimate and as a result, in the event of such a breach, the non-breaching party, in addition to any and all other remedies allowed by law, would be entitled to injunctive relief enjoining the actions of the breaching party.

11.     SEVERABILITY

     If any provision of this Agreement is unenforceable, invalid, or violates applicable law, such provision, or unenforceable portion of such provision, shall be deemed stricken and shall not affect the enforceability of any other provisions of this Agreement.

12.     CAPTIONS

     The captions in this Agreement are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the parties, and shall not affect this Agreement or the construction of any provisions herein.

13.     COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

14.     MODIFICATION

     No change, modification, addition, or amendment to this Agreement shall be valid unless in writing and signed by all parties hereto.

15.     ATTORNEYS  FEES

     Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.


"GONT"                                          "Consultant"

Go  Online  Networks  Corporation
a  Delaware  corporation

/s/  Joe Naughton                                /s/  Nathan Wolfstein
________________________________                 ____________________________
By:     Joe  Naughton                              By:     Nathan  Wolfstein
Its:     Chief  Executive  Officer